SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    __________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)      JULY 17, 1998


                              FARMERS GROUP, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)


              NEVADA                   33-94670-01            95-0725935
   ----------------------------       ------------       -------------------
   (State or other jurisdiction       (Commission         (I.R.S. Employer
       of incorporation or            File Number)       Identification No.)
          organization)

   4680 WILSHIRE BOULEVARD, LOS ANGELES, CA                90010
   ----------------------------------------             ----------
   (Address of principal executive offices)             (Zip Code)

   Registrant's telephone number, including area code    (213) 932-3200



 ITEM 5.  OTHER EVENTS.

          The press release of Farmers Group, Inc. attached hereto as
 Exhibit 99.1 is incorporated herein by reference.

 ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

          (c)   Exhibits.

                The following exhibit is filed with this report:

           Exhibit
           Number        Description
           -------       -----------
             99.1        Press Release of Farmers Group, Inc., dated
                         July 17, 1998.




                                 SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FARMERS GROUP, INC.

 Date:  July 17, 1998                   By:  /s/ Julian R. M. Harvey
                                           ----------------------------
                                           Vice President



                            EXHIBIT INDEX

 Exhibit
 Number      Description
 -------     -------------
  99.1       Press Release of Farmers Group, Inc., dated July 17, 1998.